UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by Registrant  ☒      Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DWS MUNICIPAL INCOME TRUST

DWS STRATEGIC MUNICIPAL INCOME TRUST

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

DWS MUNICIPAL INCOME TRUST (“KTF”)

DWS STRATEGIC MUNICIPAL INCOME TRUST (“KSM”)

875 THIRD AVENUE

NEW YORK, NEW YORK 10022

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 20, 2024

This is the formal notice for the joint annual meeting of shareholders of KTF and KSM (each individually, a “Fund” and collectively, the “Funds”). It tells you the proposal that you will be asked to vote on and the time and place of the joint annual meeting, in the event you choose to attend in person.

To the shareholders of the Funds:

A joint annual meeting of shareholders of each Fund will be held on September 20, 2024 at 1:00 p.m. (Eastern time), at the offices of DWS Investment Management Americas, Inc., 100 Summer Street, Boston, Massachusetts 02110 (the “Meeting”), to consider the following proposal (the “Proposal”):

PROPOSAL:	To elect Board Members to the Board of Trustees of each Fund (each a “Board”) as outlined below:

A.	For KTF only:

(i)	two (2) Class I Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting as a separate class.

B.	For KSM only:

(i)	one (1) Class I Board Member to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting as a separate class.

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting and at any adjournment(s) or postponement(s) thereof.

Holders of record of shares of each Fund at the close of business on August 2, 2024 are entitled to vote at the Meeting and at any adjournment(s) or postponement(s) thereof.

THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH BOARD MEMBER NOMINEE.

For each Fund, any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

This notice and the related proxy materials are being mailed to shareholders of each Fund on or about August 16, 2024. This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Board

John Millette

Secretary

August 12, 2024

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with your Board’s recommendation on the Proposal. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may prevent the necessity and expense of further solicitations. If you have any questions, please call Georgeson LLC, your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-679-2308), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp John Doe, Treasurer

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1) The XYZ Partnership	Jane B. Smith, Partner

(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1) ABC Trust Account	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith

GMA/UTMA

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

DWS MUNICIPAL INCOME TRUST (“KTF”)

DWS STRATEGIC MUNICIPAL INCOME TRUST (“KSM”)

JOINT PROXY STATEMENT

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS

August 12, 2024

GENERAL

This joint proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of each of KTF and KSM (each a “Fund” and collectively, the “Funds”), for use at the annual meeting of shareholders of each Fund to be held jointly at the offices of DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), 100 Summer Street, Boston, Massachusetts 02110 on September 20, 2024 at 1:00 p.m. (Eastern time), and at any adjournment(s) or postponement(s) thereof (the “Meeting”). The principal executive address of each Fund is 875 Third Avenue, New York, New York 10022.

This Proxy Statement, along with the enclosed Notice of Joint Annual Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”), are first being mailed to shareholders on or about August 16, 2024. The Proxy Statement explains what you should know before voting on the proposal described herein. Please read it carefully and keep it for future reference.

The term “Board,” as used herein, refers to the board of trustees of each Fund. The term “Board Member,” as used herein, refers to a person who serves as a trustee of a Fund (each a “Trustee”).

The Meeting is being held to consider and to vote on the following proposal (the “Proposal”) for each Fund, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSAL: To elect Board Members to the Board of Trustees of each Fund as outlined below:

A.	For KTF only:

(i)	two (2) Class I Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting as a separate class.

B.	For KSM only:

(i)	one (1) Class I Board Member to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting as a separate class.

THE BOARD OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH

BOARD MEMBER NOMINEE.

The vote required to approve the Proposal is described under “Proposal — Election of Board Members — Required Vote” and “Additional Information — Quorum and Required Vote.”

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting and at any adjournment(s) or postponement(s) thereof.

The most recent Annual Report of each Fund, containing audited financial statements (each an “Annual Report”), previously has been made available to each Fund’s shareholders. An additional copy of an Annual Report and the most recent Semi-Annual Report (each a “Semi-Annual Report”) succeeding an Annual Report, if any, will be furnished without charge upon request by writing to your Fund at 875 Third Avenue, New York, New York 10022, or by calling 800-349-4281. Annual Reports and Semi-Annual Reports are available on the DWS website at www.dws.com and on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

2

PROPOSAL

ELECTION OF BOARD MEMBERS

Shareholders of each Fund are being asked to elect Board Members to the Board of their Fund as described below.

At the Meeting, the holders of the preferred shares of beneficial interest (“Preferred Shareholders”), voting as a separate class, are entitled to elect two (2) Board Members, and the holders of the common shares of beneficial interest (“Common Shareholders”) and the Preferred Shareholders, voting together as a single class, are entitled to elect one (1) Board Member (for KSM) or two (2) Board Members (for KTF) (as described below).

Pursuant to each Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, the Board of each Fund, with the exception of the two Board Members elected by the vote of the Preferred Shareholders as a separate class, has been divided into three (3) classes with Board Members of each class being elected to serve until the third annual meeting following their election. In addition, two Board Members are elected by the Preferred Shareholders, voting as a separate class, to serve until the next annual meeting.

For KTF. At the Meeting, two (2) Class I Board Members are to be elected by the Fund’s Common Shareholders and Preferred Shareholders, voting together as a single class, each to hold office until the annual meeting of shareholders in 2027, or until the termination of the Fund as described below has been completed, and until such Board Member’s successor is duly elected and qualifies or until such Board Member sooner dies, resigns, retires or is removed; and two (2) Board Members are to be elected by the Fund’s Preferred Shareholders only, voting as a separate class (the “Preferred Board Members”), each to hold office until the annual meeting of shareholders in 2025 and until such Preferred Board Member’s successor has been duly elected and qualifies or until such Preferred Board Member sooner dies, resigns, retires or is removed. As previously announced, the Board has approved the termination of KTF, pursuant to which the Fund will make a liquidating distribution to shareholders no later than November 30, 2026. Class I Board Members elected to the Board of KTF at the Meeting will serve until the termination of the Fund. In the event the termination of KTF does not occur, Class I Board Members elected to the Board of KTF would serve until the annual meeting of shareholders in 2027. The Class I Board Member nominees standing for election at the Meeting are: Ms. Mary Schmid Daugherty and Ms. Jennifer Conrad. The Preferred Board Member nominees standing for election at the Meeting are Mr. Keith R. Fox and Mr. Chad D. Perry.

3

For KSM. At the Meeting, one (1) Class I Board Member is to be elected by the Fund’s Common Shareholders and Preferred Shareholders, voting together as a single class, to hold office until the annual meeting of shareholders in 2027, or until the termination of the Fund as described below has been completed, and until such Board Member’s successor is duly elected and qualifies or until such Board Member sooner dies, resigns, retires or is removed; and two (2) Board Members are to be elected by the Fund’s Preferred Shareholders only, voting as a separate class (the “Preferred Board Members”), each to hold office until the annual meeting of shareholders in 2025, or until the termination of the Fund as described below has been completed, and until such Preferred Board Member’s successor has been duly elected and qualifies or until such Preferred Board Member sooner dies, resigns, retires or is removed. As previously announced, the Board has approved the termination of KSM, pursuant to which the Fund will make a liquidating distribution to shareholders no later than November 30, 2024. Class I and Preferred Board Members elected to the Board of KSM at the Meeting will serve until the termination of the Fund. In the event the termination of KSM does not occur, Class I and Preferred Board Members elected to the Board of KSM would serve until the annual meetings of shareholders in 2027 and 2025, respectively. The Class I Board Member nominee standing for election at the Meeting is Ms. Mary Schmid Daugherty. The Preferred Board Member nominees standing for election at the Meeting are Mr. Keith R. Fox and Mr. Chad D. Perry.

For each Fund. The individuals nominated for election as Board Members of each Fund at the Meeting (collectively, the “Board Member Nominees”) were nominated by each Fund’s Board upon the recommendation of the Board’s Nominating and Governance Committee. The Board Member Nominees, except for Ms. Conrad, currently serve as Board Members of each Fund, and currently serve as Board Members of other DWS funds advised by DIMA.

Effective March 27, 2024, Mr. John W. Ballantine, who was elected as a Class III Board Member for each Fund at the 2023 joint annual meeting of shareholders of each Fund, resigned his position on each Fund’s Board in connection with his retirement from service on the Boards of the DWS funds. Dr. Richard J. Herring was reclassified from a Class I Board Member to a Class III Board member effective March 27, 2024 in connection with Mr. Ballantine’s resignation. Mr. William N. Searcy, Jr. and Ms. Dawn-Marie Driscoll currently serve as a Class I Board Member and a Preferred Board Member, respectively, for each Fund. Mr. Searcy and Ms. Driscoll are not standing for re-election as a Class I Board Member and a Preferred Board Member, respectively, for each Fund at the Meeting due to their scheduled retirement from service on the Boards of the DWS funds

4

effective December 31, 2024, pursuant to the Funds’ current retirement policy. As a result, it is anticipated that the Board of KTF will be reduced in size from eight Board Members to seven and the Board of KSM will be reduced in size from eight Board Members to six, effective as of the conclusion of the Meeting.

It is the intention of the persons named in the enclosed Proxy Card to vote the shares represented thereby for the election of the Board Member Nominees unless the Proxy Card is marked otherwise. Each of the Board Member Nominees has consented to being named in the Proxy Statement and has agreed to serve as a Board Member of each Fund if elected. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board of your Fund.

Information Concerning the Board Member Nominees and Board Members

Information is provided below as of August 1, 2024 for the Board Member Nominees and the continuing Board Members for each Fund’s Board. All of the Board Member Nominees and continuing Board Members are non-interested Board Members, pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”). See pages 8-10 for further discussion of the qualifications of the Board Member Nominees and the continuing Board Members.

5

Board Member Nominees/Board Members:

Name and Year of Birth	Position(s) with the DWS Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Jennifer Conrad (1959)	Board Member Nominee for KTF only	Term: Class I Board Member Nominee for KTF only; proposed to serve until 2027 annual shareholder meeting for the Fund	Dalton McMichael, Sr., Distinguished Professor of Finance, Kenan-Flagler Business School, University of North Carolina at Chapel Hill (2003-present)	None	None

Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958)	Board Member	Term: Class I Board Member until 2024 annual shareholder meeting for each Fund Length of Service: Since 2023	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987-present); Directorships: The Meritex Company (2017-present); and The Hardenbergh Foundation (2021-present); Former Directorships: Driessen Water, Inc. (2016-2023); Mairs & Power Funds Trust (mutual funds) (2010-2022); and Crescent Electric Supply Company (2010-2019)	21(3)	None

Keith R. Fox, CFA (1954)	Chairperson of the Board and Board Member	Term: Preferred Board Member until 2024 annual shareholder meeting for each Fund Length of Service: Chairperson, Since 2017; Board Member, Since 1996	Former Managing General Partner, Exeter Capital Partners (a series of private investment funds) (1986-2023); former Chairman, National Association of Small Business Investment Companies. Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); and Progressive International Corporation (kitchen goods designer and distributor)	68	None

Chad D. Perry (1972)	Board Member	Term: Preferred Board Member Nominee proposed to serve until 2025 annual shareholder meeting for each Fund Length of Service: Since 2021	Executive Vice President and General Counsel, RLJ Lodging Trust(2) (since 2023); formerly: Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.(2) (2011-2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.(2) (2006-2011); Senior Corporate Counsel, EMC Corporation (2005-2006); and Associate, Ropes & Gray LLP (1997-2005)	68	Director, Great Elm Capital Corp. (business development company) (since 2022)

6

Name and Year of Birth	Position(s) with the DWS Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Catherine Schrand (1964)	Board Member	Term: Class II Board Member until 2025 annual shareholder meeting for each Fund Length of Service: Since 2021	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (1994-present), The Wharton School, University of Pennsylvania; and Member of the Financial Economists Roundtable (since 2014) (Steering Committee Member since 2022 and Executive Committee Member since 2024). Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); formerly: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016-2019).	68	None

Richard J. Herring (1946)	Board Member	Term: Class III Board Member until 2026 annual shareholder meeting for each Fund Length of Service: Since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (July 1972-present); Member FDIC Systemic Risk Advisory Committee (2011-present), Member Systemic Risk Council (since 2012) and Member of the Advisory Board of the Yale Program on Financial Stability (2013-present). Formerly: Director, Wharton Financial Institutions Center (1994-2020); Vice Dean and Director, Wharton Undergraduate Division (1995-2000); and Director, Lauder Institute of International Management Studies (2000-2006). Former Directorships: Director, The Thai Capital Fund (2007-2013); Co-Chair of the Shadow Financial Regulatory Committee (2003-2015); Executive Director of The Financial Economists Roundtable (2008-2015); Director, The Aberdeen Japan Fund (2007-2021), Director, The Aberdeen Singapore Fund (2007-2018), and Non-Executive Director of Barclays Bank Delaware (2010-2018)	68	None

7

Name and Year of Birth	Position(s) with the DWS Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Rebecca W. Rimel (1951)	Board Member	Term: Class III Board Member until 2026 annual shareholder meeting for each Fund Length of Service: Since 1995	Directorships: Washington College (since July 2023); Formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012); President, Chief Executive Officer and Director (1994-2020) and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry, Inc.(2) (acquired by Royal Philips in 2021) (health care) (2009-2021); Director, Becton Dickinson and Company(2) (medical technology company) (2012-2022)	68	Director, The Bridgespan Group (nonprofit organization) (Since October 2020)

(1)	The length of time served represents the year in which the Board Member joined the Board of one or more DWS funds currently overseen by the Board.
(2)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(3)

Ms. Daugherty is an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. She is a Board Member of each other Trust in the DWS funds complex.

Unless otherwise noted, each Board Member Nominee and continuing Board Member has engaged in the principal occupation(s) noted in the table above for at least the most recent five years, although not necessarily in the same capacity. The mailing address of each Board Member Nominee and continuing Board Member is Keith R. Fox, DWS

8

Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

As reported to the Funds, Exhibit A to this Proxy Statement sets forth the dollar range of equity securities and number of shares beneficially owned by each Board Member Nominee and continuing Board Member in each Fund as of August 1, 2024. Exhibit A also sets forth the aggregate dollar range of equity securities beneficially owned by each Board Member Nominee and continuing Board Member in all DWS funds overseen by the Board Member as of August 1, 2024.

The Nominating and Governance Committee of the Board of each Fund is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member’s record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included his or her many years of previous service as a director or trustee of certain of the DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate his or her high level of diligence and commitment to the interests of fund shareholders and his or her ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:

Jennifer Conrad — Ms. Conrad’s experience as a professor of finance with expertise on a range of topics including investments, derivatives and corporate finance.

Mary Schmid Daugherty — Ms. Daugherty’s experience as a professor of finance and business consultant, and her experience as a corporate director of numerous organizations, including experience as a mutual fund director.

Keith R. Fox — Mr. Fox’s experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.

Richard J. Herring — Mr. Herring’s experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

9

Chad D. Perry — Mr. Perry’s professional training and experience as an attorney, his experience as general counsel of multiple public companies and his prior experience in the financial services industry.

Rebecca W. Rimel — Ms. Rimel’s experience on a broad range of public policy issues acquired during her service as the executive director of a major public charity and her experience as a director of several public companies.

Catherine Schrand — Ms. Schrand’s experience as a professor of accounting at a leading business school and her expertise as an author and editor on the subject of accounting and economics.

Officers

The officers of each Fund are set forth in Exhibit B hereto.

Compensation of Board Members and Officers

Each Independent Board Member receives compensation from each Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson, if any. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Fund officers who are officers, directors, employees or stockholders of DWS or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of DWS, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds.

Exhibit C to this Proxy Statement sets forth compensation paid to each current Independent Board Member by each Fund for its most recently completed fiscal year and to each current Independent Board Member by the DWS fund complex for the calendar year ended December 31, 2023.

Board Structure

The primary responsibility of each Fund’s Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. As noted above, effective March 27, 2024, Mr. John W. Ballantine, who was elected as a

10

Class III Board Member for each Fund at the 2023 joint annual meeting of shareholders of each Fund, resigned his position on each Fund’s Board in connection with his retirement from service on the Boards of the DWS funds. Dr. Richard J. Herring was reclassified from a Class I Board Member to a Class III Board member effective March 27, 2024 in connection with Mr. Ballantine’s resignation. Mr. William N. Searcy, Jr. and Ms. Dawn-Marie Driscoll currently serve as a Class I Board Member and a Preferred Board Member, respectively, for each Fund. Mr. Searcy and Ms. Driscoll are not standing for re-election as a Class I Board Member and a Preferred Board Member, respectively, for each Fund at the Meeting due to their scheduled retirement from service on the Boards of the DWS funds effective December 31, 2024, pursuant to the Funds’ current retirement policy. As a result, it is anticipated that the Board of KTF will be reduced in size from eight Board Members to seven and the Board of KSM will be reduced in size from eight Board Members to six, effective as of the conclusion of the Meeting. Accordingly, if the Board Member Nominees are elected by shareholders of each Fund, KTF’s Board will be comprised of seven individuals, all of whom are Independent Board Members, and KSM’s Board will be comprised of six individuals, all of whom are Independent Board Members. Each of the Board Member Nominees that will be considered an Independent Board Member, if elected, has been selected and nominated solely by the current Independent Board Members of each Fund.

Each Fund’s Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Board Members review the fees paid to the Advisor and its affiliates for investment advisory services and other services. Each Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Board Members in performing their duties. For example, the Independent Board Members select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel. An Independent Board Member, Mr. Fox, currently serves as Chairperson of the Board of each Fund.

During calendar year 2023, the Board of each Fund held five (5) regular meetings. Each Board Member attended at least 75% of the respective meetings of each Board and the committees (if a member thereof) held during calendar year 2023.

The Board of each Fund provides a process for shareholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair,

11

c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, who will forward it to a specific Board Member if addressed to that Board Member.

Taking into account the number, diversity and complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, each Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and take actions on those matters and/or make recommendations to the Board, as appropriate. Each committee may utilize the resources of the Fund’s counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendations of the Nominating and Governance Committee. The membership and chair of each committee consist exclusively of Independent Board Members.

The Board of each Fund has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the Fund’s affairs. While risk management is the primary responsibility of each Fund’s investment advisor, the Board regularly receives reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the Fund’s investment advisor and administrator how it monitors and controls such risks.

The Board of each Fund has established the following standing committees: Audit Committee, Nominating and Governance Committee and Operations Committee (each a “Committee”). The Board of each Fund also has a Dividend Committee but it is currently inactive for each Fund. For each Committee, except the Dividend Committee, a written charter setting forth the Committee’s responsibilities was adopted by each Board. The function, membership and number of meetings held in calendar year 2023 for each Committee is discussed below.

Audit Committee. The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) a Fund’s accounting and financial reporting policies and procedures, (3) a Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting, (4) valuation of Fund assets and securities, and (5) the qualifications, independence and performance of the independent registered public

12

accounting firm for a Fund. The Audit Committee oversees a Fund’s valuation designee, who is responsible for valuing the Fund’s securities and other assets. The Audit Committee also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for a Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. Each Fund’s Audit Committee is governed by the Audit Committee Charter, which is available at https://fundsus.dws.com/en-us/products/closed-end-funds/KTF-dws-municipal-income-trust/#downloads.

Each Fund’s Audit Committee is comprised of only Independent Board Members who are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards applicable to closed-end funds. Pursuant to the charter of each Fund’s Audit Committee, no member of the Audit Committee shall serve on the audit committee of more than three public companies unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee. During the calendar year 2023, the Audit Committee of each Fund’s Board held six (6) meetings.

In January 2024, each Fund’s Audit Committee reviewed and discussed the Fund’s audited financial statements with management for the Fund’s fiscal year ended 2023. Each Fund’s Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301 (Communications With Audit Committees). Each Fund’s independent registered public accounting firm provided the Fund’s Audit Committee the written disclosure required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526 (Communications with Audit Committees Concerning Independence), and each Fund’s Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. Based on its review of each Fund’s financial statements and discussions with management and the independent registered public accounting firm and other written disclosure provided by the independent registered public accounting firm, each Fund’s Audit Committee recommended to its Fund’s Board that the audited financial statements be included in the annual report provided to shareholders for each Fund’s fiscal year ended 2023. The current members of each Fund’s Audit Committee are:

Catherine Schrand (Chair)

Richard J. Herring (Vice Chair)

Keith R. Fox

Mary Schmid Daugherty

13

Nominating and Governance Committee. The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be considered by the Nominating and Governance Committee for nomination as a Board Member. The Nominating and Governance Committee may take into account a wide variety of factors in considering Board Member candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise, and (vi) the current composition of the Board. Each Fund’s Nominating and Governance Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee reviews recommendations by shareholders for candidates for Board positions on the same basis as candidates recommended by other sources. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Each Fund’s Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, which is available at https://fundsus.dws.com/en-us/products/closed-end-funds/KTF-dws-municipal-income-trust/#downloads.

Each Fund’s Nominating and Governance Committee is comprised of only Independent Board Members who are “independent” as defined in the NYSE listing standards applicable to closed-end funds. The current members of each Fund’s Nominating and Governance Committee are Rebecca W. Rimel (Chair), Chad D. Perry (Vice Chair) and Keith R. Fox. During the calendar year 2023, the Nominating and Governance Committee of each Fund’s Board held four (4) regular meetings.

Operations Committee. The Operations Committee, which consists entirely of Independent Board Members, reviews the administrative operations and general compliance matters of a Fund. The Operations Committee reviews administrative matters related to the operations of a Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements and such other tasks as the full Board deems necessary or appropriate. The current

14

members of each Fund’s Operations Committee are William N. Searcy, Jr. (Chair), Dawn-Marie Driscoll (Vice Chair), Chad D. Perry and Rebecca W. Rimel. During the calendar year 2023, the Operations Committee of each Fund’s Board held five (5) meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board of each Fund may also form ad hoc committees to consider specific issues.

Required Vote

Each Fund will vote separately on the election of Board Member Nominees. For each Fund, a plurality of shares entitled to vote on the matter shall elect a Board Member Nominee.

Recommendation of the Board

The Board of your Fund believes that the election of each Board Member Nominee is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders of each Fund vote FOR the election of each Board Member Nominee as set forth in the Proposal above.

15

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund’s Board, including the Independent Board Members, has selected Ernst & Young LLP (“EY”) to act as independent registered public accounting firm to audit the books and records of the Fund for the current fiscal year. EY has served each Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in either Fund except as the independent registered public accounting firm. Representatives of EY will not be present at the Meeting.

The following table shows the amount of fees that EY billed to (i) each Fund during the Fund’s last two fiscal years; and (ii) DIMA and any entity controlling, controlled by, or under common control with DIMA (collectively, the “DIMA Entities”) that provides ongoing services to each Fund, for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years. Each Fund’s Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that each Fund’s Independent Registered Public Accountant Billed to the Fund and DIMA Entities

	Audit Fees Billed to	Audit Related Fees Billed to(2)		Tax Fees Billed to		All Other Fees Billed to(5)
Fiscal Year Ended November 30,	Fund(1)	Fund	DIMA Entities	Fund(3)	DIMA Entities(4)	Fund	DIMA Entities
KTF
2023	$53,136	$0	$0	$7,629	$539,907	$0	$0
2022	$53,136	$0	$0	$7,880	$32,448	$0	$0
KSM
2023	$53,136	$0	$0	$7,629	$539,907	$0	$0
2022	$53,136	$0	$0	$7,880	$32,448	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” for the Fund were billed for professional services rendered for tax preparation.

(4)	“Tax Fees” for the DIMA Entities were billed in connection with tax compliance services and agreed upon procedures.

(5)

“All Other Fees” are the aggregate fees billed for services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.” “All Other Fees” for the DIMA Entities were billed for services in connection with agreed upon procedures.

16

Non-Audit Services. The following table shows the amount of fees that EY billed during each Fund’s last two fiscal years for non-audit services. Each Fund’s Audit Committee pre-approved all non-audit services that EY provided to the DIMA Entities that related directly to the Fund’s operations and financial reporting. Each Fund’s Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the DIMA Entities. Each Fund’s Audit Committee considered this information in evaluating EY’s independence. The non-audit fees billed to DIMA Entities for the 2023 fiscal year reflect timing differences regarding the rendering of statements for services performed.

Fiscal Year Ended November 30,	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees Billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
KTF
2023	$7,629	$539,907	$0	$547,536
2022	$7,880	$32,448	$0	$40,328
KSM
2023	$7,629	$539,907	$0	$547,536
2022	$7,880	$32,448	$0	$40,328

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for the DIMA Entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

According to each Fund’s principal independent registered public accounting firm, substantially all of the principal independent registered

17

public accounting firm’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal independent registered public accounting firm.

In connection with the audit of the 2022 and 2023 financial statements, each Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by each Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to each Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS funds, including each Fund, or persons in financial reporting oversight roles at the DWS funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for each Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for each Fund.

•

EY advised each Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS funds “investment company complex” (as defined in Regulation S-X). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team for the Fund.

18

ADDITIONAL INFORMATION

Quorum and Required Vote. Proxies are being solicited from each Fund’s shareholders by the respective Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR the election of all Board Member Nominees and as the persons named in the proxy determine on such other business as may come before the Meeting. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board. Except for Board Members elected solely by the Preferred Shareholders of each Fund, if an annual meeting is called for the purpose of considering the election of Board Members, and a then-current Board Member up for election is not elected and such Board Member’s successor is not elected and qualified, then the current Board Member shall remain a member of the relevant class, holding office until the annual meeting held in the third succeeding year after such annual meeting is initially called and until the election and qualification of such Board Member’s successor, if any, or until such current Board Member sooner dies, resigns, retires or is removed. For Board Members elected solely by the Preferred Shareholders of each Fund, if a Board Member does not receive the required vote, such Board Member will continue to serve until the next annual meeting of the Fund and until his or her successor has been elected and qualifies.

For each Fund, the presence at the Meeting of 30% of the shares of such Fund outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 30% of the shares of that Fund were represented. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

For each Fund, any meeting of shareholders may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice. Adjournment will subject a Fund to additional expenses.

For each Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. For each Fund, a plurality of shares entitled to vote shall elect a Board Member Nominee. As noted previously, the Preferred Shareholders of each

19

Fund, voting as a separate class for each respective Fund, are entitled to elect two (2) Board Members and the holders of the Common Shares and Preferred Shares of each Fund, voting together as a single class for each respective Fund, are entitled to elect one (1) Board Member (for KSM) or two (2) Board Members (for KTF). For each Fund, abstentions and broker non-votes, if any, will have no effect on the Proposal.

Record Date and Method of Tabulation. Shareholders of record of each Fund at the close of business on August 2, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. As of the Record Date, shares of each Fund were issued and outstanding as follows:

Fund Name	Shares Outstanding
KTF
• Common	•	39,172,837.98
• Preferred	•	3,800.00
KSM
• Common	•	11,047,862.36
• Preferred	•	700.00

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting. Shareholders will vote by individual Fund on the Proposal.

Share Ownership. As of the Record Date, each Fund knows of no person who beneficially owns more than 5% of any of the outstanding shares of a class of the Fund, except as follows:

Fund Name and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage of Class Owned
DWS Municipal Income Trust, Common Shares	Sit Investment Associates, Inc.(1) 3399 IDS Center, 80 South Eighth St. Minneapolis, MN 55402	6,123,168	15.63%
DWS Municipal Income Trust, Variable Rate MuniFund Term Preferred Shares, Series 2020-1	JPMorgan Chase Bank, National Association(2) 1111 Polaris Parkway Columbus, OH 43240	3,800	100%
DWS Strategic Municipal Income Trust, Common Shares	Saba Capital Management, L.P.(3) 405 Lexington Avenue, 58th Floor New York, NY 10174	1,525,448	13.76%

20

Fund Name and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage of Class Owned

DWS Strategic Municipal Income Trust, Common Shares	First Trust Portfolios L.P.(4) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	972,348	8.80%

DWS Strategic Municipal Income Trust, Common Shares	Sit Investment Associates, Inc.(5) 3399 IDS Center, 80 South Eighth St. Minneapolis, MN 55402	1,036,826	9.38%

DWS Strategic Municipal Income Trust, Variable Rate MuniFund Term Preferred Shares, Series 2020-1	JPMorgan Chase Bank, National Association(6) 1111 Polaris Parkway Columbus, OH 43240	700	100%

(1)

This information, including the number of shares owned (but not the percent), is based exclusively on information provided by such entity on Schedule 13D/A filed with the SEC with respect to KTF on July 17, 2024.

(2)

This information, including the number of shares owned (but not the percent), is based exclusively on information provided by such entity on Schedule 13G/A filed with the SEC with respect to KTF on December 1, 2023.

(3)

This information, including the number of shares owned (but not the percent), is based exclusively on information provided by such entity on Schedule 13D/A filed with the SEC with respect to KSM on December 11, 2023.

(4)

This information, including the number of shares owned (but not the percent), is based exclusively on information provided by such entity on Schedule 13G/A filed with the SEC with respect to KSM on January 17, 2024.

(5)

This information, including the number of shares owned (but not the percent), is based exclusively on information provided by such entity on Schedule 13D/A filed with the SEC with respect to KSM on July 31, 2024.

(6)

This information, including the number of shares owned (but not the percent), is based exclusively on information provided by such entity on Schedule 13G filed with the SEC with respect to KSM on December 1, 2020.

Collectively, for each Fund, the Board Members and executive officers of the Fund own less than 1% of such Fund’s outstanding shares as of August 1, 2024. As of August 1, 2024, the Independent Board Members and executive officers did not own any Preferred Shares of KTF or KSM. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

21

Proxy Costs and Solicitation of Proxies. Each Fund will pay its costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone. In addition to solicitations by mail, solicitations also may be made by telephone, through the Internet or in person by officers and representatives of each Fund, by officers and employees of DIMA and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Georgeson LLC has been engaged to assist in the solicitation of proxies for each Fund at an estimated cost of $10,222 for KTF and $9,264 for KSM, plus reimbursement for out-of-pocket expenses. However, the exact cost will depend on the amount and types of services rendered. If shareholders record votes by telephone or through the Internet, the proxy solicitor will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the Proxy Card(s) originally sent with this Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or replacement Proxy Card(s) or for directions on how to attend the Meeting in person, they may call Georgeson LLC toll-free at 1-866-679-2308. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of Georgeson LLC if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Funds will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of each Fund’s shares, (c) payment to Georgeson LLC for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

One Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless a Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, shareholders should call 800-349-4281 or write to your Fund at 875 Third Avenue, New York, New York 10022.

22

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of your Fund at 100 Summer Street, Suite 800, Boston, MA 02110, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each Fund’s officers and Board Members, DIMA, affiliated persons of DIMA and persons who own more than ten percent of a registered class of the Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended November 30, 2023, all filings required by Section 16(a) were timely.

Investment Advisor and Administrator. DIMA, 875 Third Avenue, New York, New York 10022, serves as each Fund’s investment advisor and administrator. DIMA is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The DWS brand represents the DWS Group and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DIMA and RREEF America L.L.C., which offer advisory services.

SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholders’ meeting to be held in 2025 should send their written proposals to the Secretary of the applicable Fund at the following address: DWS Investment Management Americas, Inc., 100 Summer Street, Suite 800, Boston, MA 02110.

It is currently anticipated that the next annual meeting of KTF will be held in September 2025. A shareholder wishing to submit a proposal for inclusion in the Fund’s proxy statement for the 2025 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal along with all information required by the advanced notice provisions of the Amended

23

and Restated By-Laws as described in the next paragraph to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. The Fund will treat any such proposal received no later than April 18, 2025 as timely. The timely submission of a proposal, however, does not guarantee its inclusion.

Each Fund has established advance notice requirements pursuant to its Amended and Restated By-Laws for the submission of shareholder proposals, including proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, to be considered by shareholders at an annual meeting, which do not apply to holders of Preferred Shares of each Fund to the extent set forth in the applicable By-Laws. Pursuant to the advance notice provisions of each Fund’s Amended and Restated By-Laws for nominations of individuals for election to the Board or other business to be properly brought before an annual meeting by a shareholder pursuant to the advance notice provisions, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required pursuant to the advance notice requirements and shall be delivered to the Secretary at the principal executive office of the Fund not earlier than March 19, 2025 nor later than 5:00 p.m., Eastern Time, on April 18, 2025. However, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made. Each Fund’s advance notice requirements are set forth in Exhibit D. The timely submission of a proposal, however, does not guarantee that it will be considered at the applicable annual meeting.

As previously announced, the Board of KSM approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than November 30, 2024. In light of the Board’s approval of the Liquidation, KSM does not expect to hold an annual meeting in 2025. However, in the event that a 2025 annual meeting is held for KSM, the deadlines above would apply for submissions of shareholder proposals for the 2025 annual meeting of shareholders.

24

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each respective Fund.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT GEORGESON LLC AT 1-866-679-2308.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 20, 2024:

The Notice of Meeting, Proxy Statement and Proxy Card(s) are available at www.proxy-direct.com/dws-34103.

25

EXHIBIT A

BOARD MEMBER SHARE OWNERSHIP

As of August 1, 2024, the Board Members and the officers of each Fund as a whole owned less than 1% of the outstanding shares of the Funds.

The following tables show the dollar range of equity securities beneficially owned and the number of shares beneficially owned by each Board Member Nominee and continuing Board Member in each Fund as of August 1, 2024.

Under its Board Governance Policies, each Fund’s Board has established the expectation that within three years of becoming a Board Member, a Board Member will have invested in the aggregate at least $315,000 in the DWS funds.

Dollar Range of Equity Securities Beneficially Owned

Fund Name	Mary Schmid Daugherty(1)	Jennifer Conrad(2)	Keith R. Fox	Richard J. Herring	Chad D. Perry(3)	Rebecca W. Rimel	Catherine Schrand(2)
DWS Municipal Income Trust	$0	$0	$0	$0	$0	$0	$0
DWS Strategic Municipal Income Trust	$0	$0	$0	$0	$0	$1-$10,000	$0
Aggregate Dollar Range of Equity Securities Owned in All DWS Funds Overseen by Nominee/ Board Member	Over $100,000	$0	Over $315,000	Over $315,000	$10,001-$50,000	Over $315,000	$50,001-100,000

Number of Shares Beneficially Owned

Fund Name	Mary Schmid Daugherty(1)	Jennifer Conrad(2)	Keith R. Fox	Richard J. Herring	Chad D. Perry(3)	Rebecca W. Rimel	Catherine Schrand(2)
DWS Municipal Income Trust	0	0	0	0	0	0	0
DWS Strategic Municipal Income Trust	0	0	0	0	0	426	0

(1)	Ms. Daugherty was appointed to the Board effective August 15, 2023.

(2)	Ms. Conrad is a nominee to the Board of DWS Municipal Income Trust only.

(3)	Mr. Perry and Ms. Schrand were appointed to the Board effective November 18, 2021.

A-1

EXHIBIT B

OFFICERS(1)

Unless otherwise indicated, the address of each officer below is 100 Summer Street, Suite 800, Boston, MA 02110.

Name, Year of Birth Position(s) with the Fund and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held

Hepsen Uzcan (1974)(3) President and Chief Executive Officer, 2017 — present	Head of Americas CEO Office, DWS (2023-present), Head of Fund Administration, Head of Product Americas and Head of U.S. Mutual Funds, DWS (2017-present); Vice President, DWS Service Company (2018-present); President, DB Investment Managers, Inc.(2018-present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017-present); formerly: Assistant Secretary for the DWS funds (2013-2019); Secretary, DWS USA Corporation (2018-2023); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-2023); Assistant Secretary, DWS Trust Company (2018-2023); Assistant Secretary, DWS Distributors, Inc. (2018-2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013-2020); Directorships: Director of DWS Service Company (2018-present); Director of DB Investment Managers, Inc. (2018-present); Director of Episcopalian Charities of New York (2018-present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2020-present); Director of ICI Mutual Insurance Company (2020-present); Director of DWS USA Corporation (2023-present); Director of DWS Investment Management Americas, Inc. (2023-present); and Manager of DBX Advisors LLC. (2023-present)

Name, Year of Birth Position(s) with the Fund and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held

John Millette (1962) Vice President and Secretary, 1999 — present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President, DWS Trust Company (2016-present); Director of Cayman Real Assets Fund, Ltd. (since 2018); Director of Cayman Commodity Fund II, Ltd. (2018 - present); Vice President, DBX Advisors LLC (2021-present); Secretary, DBX ETF Trust (2020-present); and Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Assistant Secretary, DBX ETF Trust (2019-2020)

Diane Kenneally (1966) Treasurer and Chief Financial Officer, 2018 — present	Fund Administration Treasurer’s Office (Head since 2024), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019-present); and Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Co-Head of DWS Treasurer’s Office (2018-2024)

Caroline Pearson (1962) Chief Legal Officer, 2010 — present	Legal Co-Head Americas, DWS (since 2024); Assistant Secretary, DBX ETF Trust (2020-present); Chief Legal Officer DBX Advisors LLC (2020-present); and Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Chief Legal Officer, DBX Strategic Advisors LLC (2020-2021) and Legal (Senior Team Lead), DWS (2020-2024)

Scott D. Hogan (1970) Chief Compliance Officer, 2016 — present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; and Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016-present)

Christian Rijs (1980) (3) Anti-Money Laundering Compliance Officer, 2021 — present	Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (2021-present); AML Officer, DBX ETF Trust (2021-present); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021-present); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

Name, Year of Birth Position(s) with the Fund and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held

Yvonne Wong (1960) Assistant Treasurer, 2023 — present	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (2023-present)

Sheila Cadogan (1966) Assistant Treasurer, 2017 — present	Fund Administration Treasurer’s Office, Head of Accounting and Vendor Oversight (since 2024), DWS; Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, DBX ETF Trust (2019-present); and Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly, Co-Head of DWS Treasurer’s Office (2018-2024)

Ciara Crawford (1984)(3) Assistant Secretary, 2019 — present	Fund Administration (Specialist), DWS (2015-present); Secretary, DWS Service Company (2024-present); Assistant Secretary of U.S. Mutual Funds, DWS (2019-present); Secretary, DWS USA Corporation (2024-present); Secretary, DBX Advisors, LLC (2024-present); Secretary, DWS Investment Management Americas, Inc. (2024-present); Clerk, DWS Trust Company (2024-present); and Secretary, DWS Distributors, Inc. (2024-present); formerly, Assistant Secretary DWS Service Company (2018-2024); Assistant Secretary, DWS USA Corporation (2023-2024); Assistant Secretary, DBX Advisors, LLC (2023-2024); Assistant Secretary, DWS Investment Management Americas, Inc. (2023-2024); Assistant Clerk, DWS Trust Company (2023-2024); Assistant Secretary, DWS Distributors, Inc. (2023-2024); Legal Assistant, Accelerated Tax Solutions.

(1)

As a result of their respective positions held with DIMA, these individuals are considered “interested persons” of the Funds within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(2)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds. The officers are elected by the Board on an annual basis.

(3)	Address: 875 Third Avenue, New York, New York 10022.

EXHIBIT C

BOARD MEMBER COMPENSATION

The table below shows (i) the compensation paid to each current Independent Board Member by each Fund for its most recently completed fiscal year and (ii) the total compensation received by each current Independent Board Member from the DWS fund complex for the calendar year ended December 31, 2023. No Independent Board Member of the Funds receives pension or retirement benefits from the Funds.

	Independent Board Members
Fund Name	Mary Schmid Daugherty(2)	Dawn-Marie Driscoll	Keith R. Fox		Richard J. Herring	Chad D. Perry	Rebecca W. Rimel		Catherine Schrand		William N. Searcy, Jr.
DWS Municipal Income Trust	$1,019	$2,512	$3,221		$2,491	$2,512	$2,654		$2,711		$2,654
DWS Strategic Municipal Income Trust	$561	$1,289	$1,483		$1,265	$1,289	$1,327		$1,343		$1,327
Total Compensation from Fund Complex(1)	$118,981	$315,000	$440,000	(3)	$315,000	$315,000	$340,000	(5)	$350,000	(4)	$340,000	(5)

(1)	For each Independent Board Member, total compensation from the DWS fund complex represents compensation from 68 funds as of December 31, 2023.

(2)	Ms. Daugherty was appointed to the Board effective August 15, 2023.

(3)	Includes $125,000 in annual retainer fees received by Mr. Fox as Chairperson of DWS Funds Board.

(4)	Includes $35,000 in annual retainer fees for serving as Chairperson of the Audit Committee of the DWS funds.

(5)	Includes $25,000 in annual retainer fees for serving as Chairperson of a Board Committee (other than the Audit Committee) of the DWS funds.

C-1

EXHIBIT D

ADVANCE NOTICE REQUIREMENTS FOR

DWS MUNICIPAL INCOME TRUST (“KTF”)

DWS STRATEGIC MUNICIPAL INCOME TRUST (“KSM”)

The following is an excerpt from the Amended and Restated By-Laws for KTF and KSM. The excerpt is qualified in its entirety by the complete Amended and Restated By-Laws for KTF and KSM. Any terms not defined herein have the meaning set forth in the Amended and Restated By-Laws.

2.6	Advance Notice of Shareholder Nominees for Trustees and Other Shareholder Proposals and Shareholder-Requested Special Meetings.

(a)

Applicability and Definitions. This Section 2.6 shall not apply to any preferred share of beneficial interest of the Trust or holder thereof to the extent that it would alter, amend or repeal any right, power or preference of such preferred share or any holder thereof. For purposes of this Section 2.6, the following terms have the following meanings: “Shareholder” means any record owner of common shares of beneficial interest of the Trust; “1934 Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, all as amended from time to time; and “1940 Act” means the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time.

(b)	Annual Meetings of Shareholders.

(1)

Except as provided in Article IV Section 1(f) of the Declaration, Trustees shall be elected only at annual meetings. Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the shareholders may be made at an annual meeting (i) pursuant to the Trust’s notice of meeting given pursuant to Section 2.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) by any Shareholder if such record owner (A) can demonstrate to the Trust record ownership of shares of beneficial interest of the Trust both as of the time the Shareholder Notice (as defined below) was delivered to the Secretary as provided in Section 2.6(b)(2) of these By-laws and at the time of the annual meeting, (B) is entitled to vote the applicable shares of beneficial interest of the Trust at the meeting and (C) has complied with the procedures set forth in this Section 2.6(b). The requirements of this Section 2.6 will apply to any business to be brought before an annual meeting by a Shareholder whether such business is to be included in the Trust’s proxy statement pursuant to Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the 1934 Act, presented to shareholders by means of an independently financed proxy solicitation or otherwise presented to shareholders.

(2)

For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (b)(1) of this Section 2.6, the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust (a “Shareholder Notice”) and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a Shareholder Notice shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to shareholders. However, in the event that the date of the annual meeting set forth in a notice of meeting given by the Secretary or Trustees pursuant to Section 2.3 of these By-laws is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the Shareholder Notice, to be timely, must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust. In no event shall any postponement or adjournment of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice. To be in proper form, a Shareholder Notice (whether given pursuant to this Section 2.6(b)(2) or Section 2.6(c)) shall: (i) set forth as to each individual whom the Shareholder proposes to nominate for election or reelection as a Trustee, (A) the name, age, date of birth, nationality, business address and residence address of such individual, (B) the class, series and number of any shares of beneficial interest of the Trust that are owned of record or beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such Shareholder believes any such individual is, or is not, an “interested person” of the Trust, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to make such determination, (E) all other information relating to such individual that would be required to be disclosed in a proxy statement or otherwise required to be made in connection with solicitations of proxies for election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected), and (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and any Shareholder Associated Person (as defined below), if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any Shareholder Associated Person, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such Item and the nominee were a Trustee or executive officer of such registrant; (ii) if the Shareholder Notice relates to any business other than a nomination of a Trustee or Trustees that the Shareholder proposes to bring before the meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the

Shareholder and any Shareholder Associated Person therefrom and (B) a description of all agreements, arrangements and understandings between such Shareholder and such Shareholder Associated Person, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iii) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the class, series and number of all shares of beneficial interest of the Trust which are, directly or indirectly, owned beneficially and of record by such Shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such Shareholder and by any such Shareholder Associated Person, (B) any option, warrant, convertible security, appreciation right or similar right with an exercise or conversion privilege or settlement payment date or mechanism at a price related to any class or series of shares of the Trust or with value derived in whole or in part from the value of any class or series of shares of the Trust, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of beneficial interest of the Trust or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder and by such Shareholder Associated Person, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Trust, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such Shareholder and such Shareholder Associated Person, if any, has a right to vote any shares of any security of the Trust, (D) any short interest in any security of the Trust (for purposes of this Section 2.6(b)(2), a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Trust owned beneficially by such Shareholder or Shareholder Associated Person, if any, that are separated or separable from the underlying shares of the Trust, (F) any proportionate interest in the shares of the Trust or

Derivative Instruments held, directly or indirectly, by a general or limited partnership or other entity in which such Shareholder or Shareholder Associated Person, if any, is a general partner or holds a similar position, directly or indirectly, beneficially owns an interest in a general partner, or entity that holds a similar position (G) any performance-related fees (other than an asset-based fee) that such Shareholder or Shareholder Associated Person, if any, is entitled to based on any increase or decrease in the value of shares of the Trust or Derivative Instruments, if any, as of the date of the Shareholder Notice, including without limitation any such interest held by members of such Shareholder’s or Shareholder Associated Person’s, if any, immediate family sharing the same household (which information shall be supplemented by such Shareholder or Shareholder Associated Person, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date) and (H) any other derivative positions held of record or beneficially by the Shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate or otherwise manage benefit, loss or risk of share price changes or to increase or decrease the voting power of, such Shareholder or any Shareholder Associated Person with respect to the Trust’s securities; (iv) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the name and address of such Shareholder as they appear on the Trust’s share ledger and current name and address, if different, and of such Shareholder Associated Person and (B) any other information relating to such Shareholder and Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) of the 1934 Act; (v) set forth, to the extent known by the Shareholder giving the Shareholder Notice, the name and address of any other shareholder or beneficial owner of shares of beneficial interest of the Trust supporting the nominee for election or reelection as a Trustee or the proposal of other business on the date of the applicable Shareholder Notice; (vi) with respect to each nominee for election or reelection as a Trustee, be accompanied by a completed and signed questionnaire, representation and agreement required by Section 2.6(e) of these Bylaws; (vii) set forth any material interest of the Shareholder providing the Shareholder Notice, or any Shareholder Associated Person, in the matter proposed (other than as a shareholder of the Trust); and (viii) include a representation that the Shareholder or an authorized representative thereof intends to appear in person at the meeting to act on the matter(s) proposed. With respect to the nomination of an individual for election or reelection as a Trustee pursuant to Section 2.6(b)(1)(iii), the Trust may require the proposed nominee to furnish such other information as may reasonably be required by the Trust to determine the eligibility of such proposed nominee to serve an in independent Trustee of the Trust or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. If a nominee fails to provide such written information within five Business Days, the information requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 2.6.

(3)

Notwithstanding anything in the second sentence of subsection (b)(2) of this Section 2.6 to the contrary, in the event the Board of Trustees increases the number of Trustees and there is no public announcement by the Trust naming all of the nominees for Trustee or specifying the size of the increased Board of Trustees at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder Notice required by this Section 2.6(b) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Trust not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Trust.

(4)

For purposes of this Section 2.6, “Shareholder Associated Person” of any Shareholder shall mean (i) any Person controlling, directly or indirectly, or acting in concert with, such Shareholder, including any beneficial owner of the Trust’s securities on whose behalf a nomination or proposal is made, (ii) any beneficial owner of shares of beneficial interest of the Trust owned of record or beneficially by such Shareholder and (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person. For purposes of the definition of Shareholder Associated Person, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) has the same meaning as in Rule 12b-2 under the 1934 Act.

(c)

Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the notice of meeting given by the Secretary or Trustees pursuant to Section 2.3 of these By-laws. Nominations of individuals for election to the Board of Trustees may be made at a special meeting of shareholders at which Trustees are to be elected (i) pursuant to the Trust’s notice of meeting given pursuant to Section 2.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any Shareholder if such Shareholder (A) can demonstrate to the Trust record ownership of shares of beneficial interest in the Trust both as of the time the Shareholder Notice was delivered to the Secretary as provided in Section 2.6(b)(2) of these By-laws and at the time of the special meeting, (B) is entitled to vote the applicable shares at the special meeting and (C) has complied with the procedures set forth in this Section 2.6 as to such nomination. In the event a special meeting of shareholders is called for the purpose of electing one or more individuals to the Board of Trustees, any Shareholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Trust’s notice of meeting, if the Shareholder Notice required by paragraph (2) of Section 2.6(b) shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting of shareholders and of the nominees proposed by the Board of Trustees to be elected at such meeting. In no event shall any postponement or adjournment of a special meeting of shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.

(d)	General.

(1)

Upon written request by the Secretary or the Board of Trustees or any committee thereof, any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 2.6. If a Shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 2.6. Notwithstanding anything herein to the contrary, the Trust shall have no obligation to inform a Shareholder of any defects with respect to the timing or substance of a Shareholder Notice or give such Shareholder an opportunity to cure any defects.

(2)

Only such individuals who are nominated in accordance with the procedures set forth in this Section 2.6 shall be eligible for election by shareholders as Trustees, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these By-laws. Except as otherwise provided by law, the Declaration or these By-laws, the chairman presiding over the meeting of shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the Declaration and these By-laws and, if any proposed nomination or business is not in compliance with the procedures set forth in the Declaration or these By-laws, to declare that such defective proposal or nomination shall be disregarded. Any determination by the chairman presiding over a meeting of shareholders shall be binding on all parties.

(3)

For purposes of this Section 2.6, “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to the 1934 Act or the 1940 Act and the rules and regulations promulgated thereunder or (iii) on a Web site accessible to the public maintained by the Trust or by its investment adviser or an affiliate of such investment adviser with respect to the Trust.

(4)

Notwithstanding the foregoing provisions of this Section 2.6, a Shareholder shall also comply with all applicable law, including, without limitation, requirements of state law and of the 1934 Act and the rules and regulations promulgated thereunder, with respect to the matters set forth in this Section 2.6. Nothing in this Section 2.6 shall be deemed to affect any right of the holders of any series of the Trust’s preferred shares of beneficial interest (if any) if and to the extent provided under law, the Declaration of Trust or these By-laws.

(e)

Submission of Questionnaire, Representation and Agreement. To be eligible to be a Shareholder nominee for election as a Trustee of the Trust, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of a Shareholder Notice) to the Secretary of the Trust at the principal executive office of the Trust a written questionnaire with respect to the background and qualification of such person (which questionnaire shall be provided by the Secretary of the Trust upon written request) and a written representation and agreement that such person (a) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person as to how such person, if elected as a Trustee of the Trust, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Trust or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Trustee of the Trust, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any Person other than the Trust with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Trustee that has not been disclosed therein and (c) in such person’s individual capacity, would be in compliance, if elected as a Trustee of the Trust, and will comply with all applicable publicly disclosed trust governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Trust.

CE-Proxy-CEF.2024

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting DWS Investment Management Americas, Inc. 100 Summer Street Boston, MA 02110 on September 20, 2024

Please detach at perforation before mailing.

DWS MUNICIPAL INCOME TRUST (“KTF” OR THE “FUND”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 20, 2024	PROXY CARD

COMMON SHARES

The undersigned hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the Fund which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held September 20, 2024 at 1:00 p.m. (Eastern time), at the offices of DWS Investment Management Americas, Inc., 100 Summer Street, Boston, Massachusetts 02110, and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Trustees of the Fund.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CHANGE OF ADDRESS

KTF_34103_072524

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to Be Held on September 20, 2024.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/dws-34103

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

1.	Election of Class I Board Members:
		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Mary Schmid Daugherty	☐	☐	☐
02. Jennifer Conrad

 INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box

 “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	KTF 34103	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting DWS Investment Management Americas, Inc. 100 Summer Street Boston, MA 02110 on September 20, 2024

Please detach at perforation before mailing.

DWS MUNICIPAL INCOME TRUST (“KTF” OR THE “FUND”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 20, 2024	PROXY CARD

PREFERRED SHARES

The undersigned hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the Fund which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held September 20, 2024 at 1:00 p.m. (Eastern time), at the offices of DWS Investment Management Americas, Inc., 100 Summer Street, Boston, Massachusetts 02110, and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Trustees of the Fund.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CHANGE OF ADDRESS

KTF_34103_072524_Pref

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to Be Held on September 20, 2024.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/dws-34103

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

1.	Election of Class I Board Members: Preferred Shares Only
		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Mary Schmid Daugherty 03. Chad D. Perry	☐	☐	☐
02. Jennifer Conrad 04. Keith R. Fox

 INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark the box

 “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	KTF2 34103	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting DWS Investment Management Americas, Inc. 100 Summer Street Boston, MA 02110 on September 20, 2024

Please detach at perforation before mailing.

DWS STRATEGIC MUNICIPAL INCOME TRUST (“KSM” OR THE “FUND”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 20, 2024	PROXY CARD

COMMON SHARES

The undersigned hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the Fund which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held September 20, 2024 at 1:00 p.m. (Eastern time), at the offices of DWS Investment Management Americas, Inc., 100 Summer Street, Boston, Massachusetts 02110, and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Trustees of the Fund.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD MEMBER NOMINEE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CHANGE OF ADDRESS

KSM_34103_072524

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to Be Held on September 20, 2024.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/dws-34103

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE BOARD MEMBER NOMINEE.

1.	Election of Class I Board Member:

	FOR	WITHHOLD
01. Mary Schmid Daugherty	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	KSM 34103	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting DWS Investment Management Americas, Inc. 100 Summer Street Boston, MA 02110 on September 20, 2024

Please detach at perforation before mailing.

DWS STRATEGIC MUNICIPAL INCOME TRUST (“KSM” OR THE “FUND”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 20, 2024	PROXY CARD

PREFERRED SHARES

The undersigned hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the Fund which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held September 20, 2024 at 1:00 p.m. (Eastern time), at the offices of DWS Investment Management Americas, Inc., 100 Summer Street, Boston, Massachusetts 02110, and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Trustees of the Fund.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CHANGE OF ADDRESS

KSM_34103_072524_Pref

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to Be Held on September 20, 2024.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/dws-34103

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

1.	Election of Class I Board Member: Preferred Shares Only
		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Mary Schmid Daugherty 02. Chad D. Perry	☐	☐	☐
03. Keith R. Fox

 INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box

 “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	KSM2 34103	xxxxxxxx